UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2017 (June 12, 2017)

Moody National REIT II, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55778	47-1436295
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6363 Woodway Drive, Suite 110

Houston, Texas 77057

(Address of principal executive offices, including zip code)

(713) 977-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Background

On June 12, 2017, Moody National REIT II, Inc. (the “Company”) filed Articles of Amendment to the Company’s Articles of Amendment and Restatement (the “Charter”) to rename the Company’s common stock, $0.01 par value per share (the “Common Stock”), as Class A Common Stock (the “Class A Shares”). The Company also filed Articles Supplementary to the Charter to re-designate 250,000,000 authorized but unissued Class A Shares as Class T Common Stock (the “Class T Shares”), 250,000,000 authorized but unissued Class A Shares as Class D Common Stock (the “Class D Shares”), and 250,000,000 authorized by unissued Class A Shares as Class I Common Stock (the “Class I Shares,” collectively with the Class A Shares, Class T Shares, and Class D Shares, the “Shares”).

Item 1.01.	Entry into Material Definitive Agreement.

Second Amended and Restated Dealer Manager Agreement

On June 12, 2017, the Company entered into a second amended and restated dealer manager agreement (the “Dealer Manager Agreement”) by and among the Company, Moody National Operating Partnership II, L.P. (the “Operating Partnership”) the Company’s operating partnership and Moody Securities, LLC (the “Dealer Manager”).

The Dealer Manager Agreement governs the distribution by the Dealer Manager of the Class A Shares, Class T Shares, Class D Shares, and Class I Shares, at such time as they become registered with the U. S. Securities and Exchange Commission and available for distribution in the Company’s initial public offering (the “Primary Offering”).

Subject to volume discounts and other special circumstances, the Company will pay the Dealer Manager up-front selling commissions of up to (i) 7.0% of the gross proceeds of the Class A Shares sold in the Primary Offering; and (ii) up to 3.0% of the gross proceeds of the Class T Shares sold in the Primary Offering. The Company will also pay the Dealer Manager up-front dealer manager fees of up to (i) 3.0% of the gross proceeds of the Class A Shares sold in the Primary Offering and (ii) 2.5% of the gross proceeds of the Class T Shares sold in the Primary Offering. The Sponsor may also pay the Dealer Manager (i) up-front dealer manager fees of up to 1.0% of the total amount of Class I Shares purchased in the Primary Offering and (ii) up-front selling commissions of up to 3.0% on purchases of $5,000,000 or more of our Class D Shares purchased in the Primary Offering, which will not be reimbursed by the Company. The Company will not pay the Dealer Manager any selling commissions or dealer manager fees with respect to Shares issued pursuant to the distribution reinvestment plan. Subject to certain limitations set forth in the Dealer Manager Agreement, the Company will also pay the Dealer Manager a trailing stockholder servicing fee of (i) 1.0% per annum of the net asset value (“NAV”) of Class T Shares sold in the Primary Offering and (ii) 0.5% per annum of the NAV of Class D Shares sold in the Primary Offering. The Company will reimburse the Dealer Manager for certain costs and expenses incurred by the Dealer Manager in connection with the Primary Offering.

The Company or the Dealer Manager may terminate the Dealer Manager Agreement immediately upon written notice to the other party, subject to any applicable cure periods as described in the Dealer Manager Agreement.

The foregoing description of the terms of the Dealer Manager Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Dealer Manager Agreement, which is filed as Exhibit 1.1 and incorporated herein by reference.

Second Amended and Restated Advisory Agreement

On June 12, 2017, the Company, the Operating Partnership and Moody National Advisor II, LLC, the Company’s advisor, entered into a Second Amended and Restated Advisory Agreement (the “Advisory Agreement”). The Advisory Agreement was amended to provide for the addition of the Shares to the Primary Offering.

The foregoing description of the Advisory Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Advisory Agreement, which is filed as Exhibit 10.1 and is incorporated herein by reference.

Second Amended and Restated Limited Partnership Agreement

On June 12, 2017, the Operating Partnership amended and restated its limited partnership agreement (the “OP Agreement”) to reflect the re-naming and re-designation of the Company’s common stock as discussed above.

The foregoing description of the OP Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the OP Agreement, which is filed as Exhibit 10.2 and is incorporated herein by reference.

Amended and Restated LTIP

On June 12, 2017, the Company adopted an Amended and Restated Long-Term Incentive Plan (the “LTIP”) in order to reflect the renaming of the Company’s Common Shares as Class A Shares.

The foregoing description of the LTIP is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the LTIP, which is filed as Exhibit 10.3 and is incorporated herein by reference.

Item 3.03.  Material Modification to Rights of Security Holders.

Second Amended and Restated Distribution Reinvestment Plan

The Company’s board of directors has adopted and approved the Company’s Second Amended and Restated Distribution Reinvestment Plan (the “DRIP”), effective as of ten days after the notice is delivered to stockholders, which supersedes and replaces the Company’s existing amended and restated distribution reinvestment plan. Pursuant to the DRIP, any stockholder of the Company may elect to have the cash distributions declared and paid with respect to the Class A Shares, Class D Shares, Class I Shares and Class T Shares owned by such stockholder automatically reinvested in additional shares of the same class of the Common Stock. All other provisions of the distribution reinvestment plan remain unchanged.

The foregoing description of the terms of the DRIP is a summary, does not purport to be complete and is qualified in its entirety by reference to the DRIP, which is filed as Exhibit 4.1 and incorporated herein by reference.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Articles of Amendment

On June 12, 2017, the Company filed the Articles of Amendment with the State Department of Assessments and Taxation of Maryland. The Articles of Amendment changed the name and designation of the Common Stock to Class A Common Stock. The Articles of Amendment became effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

The foregoing description of the Articles of Amendment is a summary, does not purport to be complete and is qualified in its entirety by reference to the Articles of Amendment, which is filed as Exhibit 3.1 and incorporated herein by reference.

Articles Supplementary

On June 12, 2017, the Company filed the Articles Supplementary with the State Department of Assessments and Taxation of Maryland. The Articles Supplementary (1) reclassified 250,000,000 authorized but unissued Class A Common Shares as Class D Common Stock; (2) reclassified 250,000,000 authorized but unissued Class A Common Shares as Class I Common Stock; and (3) reclassified 250,000,000 authorized but unissued Class A Common Shares as Class T Common Stock; and (4) revised the preferences, rights, powers, restrictions, limitations, qualifications, terms and conditions of the newly designated shares. The Articles Supplementary became effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

Following the reclassification and designation of the Common Stock authorized by the Articles Supplementary, the Company has authority to issue a total of 1,000,000,000 shares of Common Stock, classified and designated as follows:

Common Stock	No. of Authorized Shares
Class A Common Stock	250,000,000
Class D Common Stock	250,000,000
Class I Common Stock	250,000,000
Class T Common Stock	250,000,000
Total	1,000,000,000

 The foregoing description of the Articles Supplementary is a summary, does not purport to be complete and is qualified in its entirety by reference to the Articles Supplementary, which is filed as Exhibit 3.2 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

The exhibits filed as part of this Current Report on Form 8-K are identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOODY NATIONAL REIT II, INC.

By:	/s/ Brett C. Moody
Name:	Brett C. Moody
Title:	Chief Executive Officer and President

Date: June 12, 2017

EXHIBIT INDEX

Exhibit Number	Description
1.1	Second Amended and Restated Dealer Manager Agreement, dated as of June 12, 2017, by and among Moody National REIT II, Inc., Moody National Operating Partnership II, L.P. and Moody Securities, LLC
3.1	Articles of Amendment to the Articles of Amendment and Restatement of Moody National REIT II, Inc.
3.2	Articles Supplementary to the Articles of Amendment and Restatement of Moody National REIT II, Inc.
4.1	Second Amended and Restated Distribution Reinvestment Plan of Moody National REIT II, Inc.
10.1	Second Amended and Restated Advisory Agreement, dated as of June 12, 2017, by and among Moody National REIT II, Inc., Moody National Operating Partnership II, LP and Moody National Advisor II, LLC
10.2	Second Amended and Restated Limited Partnership Agreement of Moody National Operating Partnership II, LP
10.3	Moody National REIT II, Inc. Amended and Restated Long-Term Incentive Plan